Fees Summary	May 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 184,034,196.00
Previously Paid Amount	0.00
Total Fee Amount	28,175.64
Total Offset Amount	0.00
Net Fee	$ 28,175.64
Final Prospectus	false